                                                               [LOGO]
                                                               PIONEER


Pioneer Europe Fund

Annual Report 10/31/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                7

Schedule of Investments                                                       10

Financial Statements                                                          17

Notes to Financial Statements                                                 25

Report of Independent Public Accountants                                      31

Trustees, Officers and Service Providers                                      32

A Salute to Pioneer Fund                                                      33

Programs & Services for Pioneer Shareowners                                   34

The Pioneer Family of Mutual Funds                                            36

Retirement Plans From Pioneer                                                 37

Pioneer Europe Fund

--------------------------------------------------------------------------------
Letter from the Chairman 10/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Europe Fund, covering the fiscal year ended October 31, 1998. I thank you for your investment with Pioneer, and I appreciate this opportunity to comment briefly on the world of global finance and your Fund's continued success.

No single year in recent memory better illustrated both the potential rewards and the risks that accompany international investing. The dramatic fluctuations of global markets put investors to the test every quarter during the period. Starting with the market dive in October of 1997 that fulfilled the correction of the preceding summer months and ending with a resurgent bull market in the United States and Europe in October of 1998, investors saw a little of everything. Discipline, clear thinking and patience were required for investing success in the past 12 months. Discipline to recall the risks inherent in any investment when the markets were up. Clear thinking when prices were down, to keep emotion at bay and to remember the potential rewards of investing in well-run companies. Finally, patience to stay invested for the long term and to understand that a single year is not a definitive time period for success or failure.

For any individual, these are difficult tasks. For Pioneer, these difficult tasks are the work we do everyday. Seventy years of experience, coupled with in-depth research capabilities, gives us the knowledge to stay disciplined, patient and thoughtful for you and your money. As the 1990's close and we enter a new decade and a new era, these fundamental precepts of investing should accompany all investors into the future.

I encourage you to read on and learn more about Pioneer Europe Fund. If you have questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/98
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following information was depicted as a pie chart in the printed material.]

International Common Stock 87.6%
Short-Term Cash Equivalents 9.0%
Depositary Receipts for International Stocks 2.1%
International Preferred Stocks 1.2%
Rights and Warrants 0.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following information was depicted as a bar chart in the printed material.]

United Kingdom 21.7%
Germany 16.3%
France 14.4%
Switzerland 10.9%
Italy 9.7%
Spain 8.3%
Netherlands 4.9%
Sweden 4.5%
Denmark 2.4%
Finland 2.2%
Belgium 2.0%
Portugal 1.7%
Austria 0.9%
Czech Republic 0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.  MobilCom AG                                                   2.84%
2.  Biora AB                                                      2.13
3.  Gehe AG                                                       1.75
4.  Siebe Plc                                                     1.65
5.  Ashtead Group Plc                                             1.62
6.  Julius Baer Holding AG                                        1.62
7.  Sidel SA (Bearer Shares)                                      1.60
8.  Kwik-Fit Holdings Plc                                         1.57
9.  TT Group Plc                                                  1.49
10. Selecta Group                                                 1.47

Fund holdings will vary for other periods.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  10/31/98           10/31/97
                            $29.87             $27.60

Distributions per Share     Income           Short-Term        Long-Term
(10/31/97 - 10/31/98)       Dividends        Capital Gains     Capital Gains
                               --               $0.579            $0.970

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------------
Average Annual Total Returns
(As of October 31, 1998)

                  Net Asset      Public Offering
Period              Value             Price*

Life-of-Fund        14.49%            13.60%
  (4/2/91)
5 Years             18.22             16.83
1 Year              14.51              7.94
-------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following information was depicted as a line graph in the printed material]

Growth of $10,000+

                   Pioneer Europe
                   Fund A Shares                MSCI Europe
                   -------------                -----------
 4/30/91               9,425                       10,000
10/31/92               9,194                       10,159
10/31/94              13,159                       14,202
10/31/96              17,852                       18,886
10/31/98              26,215                       29,281

+ Index comparison begins April 30, 1991. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                       10/31/98            10/31/97
                                 $28.79              $26.88

Distributions per Share         Income          Short-Term         Long-Term
(10/31/97 - 10/31/98)           Dividends       Capital Gains      Capital Gains
                                   --             $0.579              $0.970

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------------
Average Annual Total Returns
(As of October 31, 1998)

                     If                 If
Period              Held             Redeemed*

Life-of-Fund        18.03%            17.79%
  (4/4/94)
1 Year              13.50              9.50
-------------------------------------------------

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following information was depicted as a line graph in the printed material]

Growth of $10,000+

                    Pioneer Europe
                    Fund B Shares             MSCI Europe
                    -------------             -----------
 4/30/94               10,000                   10,000
10/31/94               10,539                   10,310
10/31/95               12,060                   11,671
10/31/96               14,095                   13,710
10/31/97               17,943                   17,273
10/31/98               20,167                   21,256

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      10/31/98             10/31/97
                                $28.67               $26.73

Distributions per Share        Income          Short-Term         Long-Term
(10/31/97 - 10/31/98)          Dividends       Capital Gains      Capital Gains
                                  --             $0.579              $0.970

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------------
Average Annual Total Returns
(As of October 31, 1998)

                     If                 If
Period              Held             Redeemed*

Life-of-Fund        20.00%            20.00%
  (1/31/96)
1 Year              13.70             13.70
-------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following information was depicted as a line graph in the printed material]

Growth of $10,000

                        Pioneer Europe
                        Fund C Shares          MSCI Europe
                        -------------          -----------
 1/31/96                   10,000                10,000
 4/30/96                   10,542                10,378
10/31/96                   11,396                11,232
 4/30/97                   12,705                12,554
10/31/97                   14,520                14,151
 4/30/98                   19,095                18,265
10/31/98                   16,509                17,414

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                      CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    10/31/98          7/2/98
                              $29.90           $34.63

Distributions per Share      Income           Short-Term           Long-Term
(7/2/98 - 10/31/98)          Dividends        Capital Gains        Capital Gains
                                --                 --                   --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

------------------------------------------------
Average Annual Total Returns
(As of October 31, 1998)

                     If                 If
Period              Held             Redeemed

Life-of-Fund       (13.66)%          (13.66)%
  (7/2/98)
-------------------------------------------------

[The following information was depicted as a line graph in the printed material]

Growth of $10,000+

                   Pioneer Europe
                   Fund Y Shares             MSCI Europe
                   -------------             -----------
 7/31/98              10,000                   10,000
 8/31/98               8,436                    8,742
 9/30/98               7,822                    8,393
10/31/98               8,458                    9,064

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98
--------------------------------------------------------------------------------

In recent years, European markets have become an attractive destination for investors. Improving economic growth, corporate restructuring and the anticipated launch of the euro in 1999 helped push stock prices higher. And even though the meltdown of Asia's financial and currency markets became an economic slowdown of global proportions with European companies feeling the effects, the Fund performed solidly for the fiscal year. The following discussion with your Fund's portfolio manager, Patrick M. Smith, explains the factors and events that influenced his strategy and your Fund's performance over the past year.

Q: How did the Fund perform during the 12 months ended October 31?

A: The Fund got off to a strong start. European stocks rallied well into the second half of the year, despite ongoing concerns about Asia's economic malaise. In August, however, decelerating growth worldwide and ongoing economic turmoil in emerging markets triggered a steep decline in global stock prices. The markets remained skittish into September. October brought a partial recovery (helped by a reduction in U.S. interest rates and the International Monetary Fund's efforts to confront Brazil's deepening economic crisis).

   In this volatile market, Pioneer Europe Fund's Class A Shares returned 14.5% at net asset value for the year ended October 31, 1998. The average return for the 91 European regional funds tracked by Lipper Analytical Services was 15.5%. The 12-month total return for the Morgan Stanley Capital International
   (MSCI) Europe Index was 23.1%. The Fund's allocations to investment management and capital goods companies helped the Fund early in the year, but held it back in later months.

Q: Why has Europe been affected by Asia's recession?

A: For more than a year, currency and economic problems have plagued the Pacific
   Rim, driving the region's economies into recession. Asian demand for European goods has dropped dramatically, resulting in earnings disappointments and fears that Europe's economic expansion may be slowing.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98 (continued)
--------------------------------------------------------------------------------

   The inability of Asian leaders to address their deepening crisis has shaken investors' confidence in all emerging markets. Russia's default on its short-term debt and the devaluation of the ruble shocked world markets. Investors were quick to react, and stocks fell sharply around the globe, most precipitously in emerging market nations. Now, there is concern Latin America may be forced to devalue their currencies in the face of continued capital outflows and falling exports. Nervous investors remain alert to the vulnerability of European companies to further instability in the economies and businesses in emerging markets.

Q: Did you find new investment opportunities in this environment?

A: Yes. We found opportunities in telecommunications, healthcare and utility stocks. These investments tend to play a defensive role, generally declining less than the overall market in periods of uncertainty. Telecommunications is an area in which monopolies are coming under pressure and competition is increasing. MobilCom (Germany), a well-managed company that is steadily increasing market share, is the Fund's largest holding. The Fund has profited from holdings in several pharmaceutical companies, Novartis (Switzerland) and Roche Holdings (Switzerland). Utility investments increased with the addition of Aguas de Barcelona (Spain) and Suez Lyonnaise des Eaux (France), both of which are dedicated to delivering high-quality drinking water.

Q: What else are you doing to prepare the Fund for a changing European economy?

A: Improving news on the international front lifted investors' spirits during October, sparking a rebound in European markets. We took steps to reposition the portfolio during the rally by selling companies with weaker prospects and buying less cyclical, more defensive companies, which may fare better in a slower-growth environment.

   The capital goods industry (which manufactures products used in the production of other goods, such as machinery and equipment), was one of the most battered sectors in the recent correction. Many of these businesses are encountering slower global demand. Consequently, we eliminated positions in machine tool maker IWKA (Germany) and Philips Electronics (Netherlands) while reducing posi-

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   tions in paper machinery company Valmet (Finland) and mining-equipment provider Svedala (Sweden).

   We also sold holdings in several companies that announced disappointing earnings. This list includes auto/bus fleet manager Arriva (U.K.), the pharmaceutical company Astra (Sweden), oil and gas producer Veba (Germany), which has controversial nuclear exposure, and Olicom (Denmark), a manufacturer of computer networking equipment. The potential for disappointing earnings led us to sell broadcaster Schibsted (Norway).

Q: How did the Fund's financial holdings fare?

A: Asset management holdings have long been a backbone of the portfolio and played a large role in the Fund's performance -- both during the stock market's rise and its correction. After a meteoric climb through March, financial-service stocks fell further than the general market as investors moved toward more conservative fixed-income and money market investments.

   We're still very optimistic about the sector's long-term potential, especially in light of the growing demand for pension and personal retirement plans. Restructuring and mergers and acquisitions should also help boost prices of financial services companies. Two of the Fund's positions, Amvescap (U.K.) and Julius Baer Holding, a top ten holding, (Switzerland), are in this group.

Q: What is your outlook for the new fiscal year?

A: European stocks have generated some very rewarding performance in recent memory. But markets move in cycles, and investing overseas carries certain risks, including currency fluctuations and political and economic uncertainty.

   The recent fluctuations in stock prices are disconcerting and distracting. But stock investing requires a long-term vision, and there are many positive economic and demographic trends in place throughout Europe that bode well for its stock markets over time. We believe Pioneer Europe Fund's emphasis on innovative, fast-growing companies will serve investors well in the coming months and beyond.

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98
--------------------------------------------------------------------------------

Shares                                                                     Value
             INVESTMENT IN SECURITIES - 91.0%
             PREFERRED STOCK - 1.2%
    75,000   Henkel KGaA (Non-voting)                               $  6,406,580
                                                                    ------------
             Total Preferred Stock
             (Cost $4,770,647)                                      $  6,406,580
                                                                    ------------
             COMMON STOCKS - 89.7%
             Basic Materials - 3.2%
             Chemicals - 0.8%
   100,000   BASF AG                                                $  4,237,851
                                                                    ------------
             Containers & Packaging (Paper) - 1.8%
    39,200   Schmalbach Lubeca AG                                   $  5,975,249
     5,350   Viag AG                                                   3,633,414
                                                                    ------------
                                                                    $  9,608,663
                                                                    ------------
             Paper & Forest Products - 0.6%
   168,000   NV Koninklijke KNP BT                                  $  3,011,639
                                                                    ------------
             Total Basic Materials                                  $ 16,858,153
                                                                    ------------
             Capital Goods - 13.2%
             Aerospace/Defense - 1.1%
   746,600   British Aerospace Plc                                  $  5,588,600
                                                                    ------------
             Engineering & Construction - 3.2%
 2,350,000   Ashtead Group Plc                                      $  7,670,188
    48,000   Technip                                                   4,881,297
    46,000   VA Technologies AG                                        4,263,463
                                                                    ------------
                                                                    $ 16,814,948
                                                                    ------------
             Machinery (Diversified) - 3.0%
   102,801   Sidel SA (Bearer Shares)                               $  7,586,243
 1,908,000   Siebe Plc                                                 7,824,345
    31,400   Valmet Corp.                                                336,562
                                                                    ------------
                                                                    $ 15,747,150
                                                                    ------------
             Manufacturing (Diversified) - 3.4%
   373,000   Bodycote International Plc                             $  5,556,513
    50,000   Mannesmann AG                                             4,920,012
 1,917,000   TT Group Plc                                              7,059,083
                                                                    ------------
                                                                    $ 17,535,608
                                                                    ------------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value

             Office Equipment & Supplies - 1.0%
   246,850   Koninkluke Ahrend NV                                   $  5,006,349
                                                                    ------------
             Trucks & Parts - 0.4%
   150,000   Svedala Industri                                       $  2,363,415
                                                                    ------------
             Total Capital Goods                                    $ 63,056,070
                                                                    ------------
             Communication Services - 8.0%
             Cellular/Wireless Telecommunications - 4.2%
    46,294   MobilCom AG                                            $ 13,442,447
    20,500   Telecel-Comunicacaoes Pessoais, SA*                       3,776,300
   850,000   Telecom Italia Mobile SpA Di Risp                         3,012,107
   270,000   Telecom Italia Mobile SpA                                 1,566,924
                                                                    ------------
                                                                    $ 21,797,778
                                                                    ------------
             Telephone - 3.8%
    90,000   Portugal Telecom SA (A.D.R.)                           $  4,252,500
    11,700   Swisscom AG*                                              3,962,444
   296,666   Telecom Italia SpA                                        2,144,181
   920,000   Telecom Italia SpA Di Risp                                4,634,930
   108,545   Telefonica SA                                             4,900,938
                                                                    ------------
                                                                    $ 19,894,993
                                                                    ------------
             Total Communication Services                           $ 41,692,771
                                                                    ------------
             Consumer Cyclicals - 17.9%
             Auto Parts & Equipment - 1.4%
   898,000   Kwik-Fit Holdings Plc                                  $  7,440,208
                                                                    ------------
             Automobiles - 0.9%
    60,000   DaimlerChrysler AG (NY shares)                         $  4,672,502
                                                                    ------------
             Consumer (Jewelry, Novelties & Gifts) - 1.2%
   568,000   Safilo SpA                                             $  2,528,987
    53,000   TAG Heuer International SA (Registered)                   3,460,857
                                                                    ------------
                                                                    $  5,989,844
                                                                    ------------
             Household Furnishings & Appliances - 1.9%
    11,700   Forbo Holding AG                                       $  4,834,354
   290,000   Moulinex*                                                 4,916,935
                                                                    ------------
                                                                    $  9,751,289
                                                                    ------------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             Publishing - 1.0%
   500,000   Reuters Group Plc                                      $  5,146,934
                                                                    ------------
             Retail (Department Stores) - 1.1%
    94,400   Metro AG                                               $  5,812,738
                                                                    ------------
             Retail (Specialty) - 1.7%
   645,000   Carpetright Plc                                        $  1,975,670
    31,700   Selecta Group                                             6,970,117
                                                                    ------------
                                                                    $  8,945,787
                                                                    ------------
             Services (Commercial & Consumer) - 6.6%
    80,000   Falck AS                                               $  6,224,198
   120,000   Hagemeyer NV                                              3,775,786
   310,000   Hays Plc                                                  4,549,937
     1,716   Kuoni Reisen Holding AG (Series B) (Registered)           6,128,119
   422,311   Prosegur, CIA de Seguridad SA                             5,111,744
   650,000   Rentokil Initial Plc                                      3,984,799
   525,000   Select Appointments Holdings Plc                          4,569,474
                                                                    ------------
                                                                    $ 34,344,057
                                                                    ------------
             Textiles (Apparel) - 1.3%
     4,725   Hugo Boss AG                                           $  6,560,519
                                                                    ------------
             Textiles (Home Furnishings) - 0.8%
   243,000   Industrie Natuzzi SpA (A.D.R.)                         $  4,419,563
                                                                    ------------
             Total Consumer Cyclicals                               $ 93,083,441
                                                                    ------------
             Consumer Staples - 6.7%
             Beverages (Non-Alcoholic) - 0.6%
   100,000   Louis Dreyfus Citrus                                   $  2,879,821
                                                                    ------------
             Broadcasting (Television/Radio/Cable) - 0.1%
   110,750   Central European Media Enterprises Ltd.*               $    706,031
                                                                    ------------
             Distributors (Food & Health) - 1.6%
   110,000   Gehe AG                                                $  8,267,431
                                                                    ------------
             Foods - 0.7%
   267,000   Raisio Group Plc                                       $  3,656,808
                                                                    ------------
             Household Products (Non-Durables) - 0.4%
    65,000   Hunter Douglas NV                                      $  2,330,435
                                                                    ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
             Restaurants - 0.7%
   360,400   Compass Group Plc                                      $  3,619,425
                                                                    ------------
             Retail Stores (Food Chains) - 1.7%
     7,000   Carrefour SA                                           $  4,646,592
    47,000   Delhaize-Le Lion, SA                                      4,014,039
                                                                    ------------
                                                                    $  8,660,631
                                                                    ------------
             Services (Employment) - 0.9%
    10,629   Adecco SA                                              $  4,212,649
     1,030   Adecco SA (Bearer Shares)                                   410,389
                                                                    ------------
                                                                    $  4,623,038
                                                                    ------------
             Total Consumer Staples                                 $ 34,743,620
                                                                    ------------
             Energy - 2.2%
             Oil (International Integrated) - 2.2%
    47,000   Elf Aquitaine SA                                       $  5,439,443
 1,300,000   Sapiem SpA (A.D.R.)                                       5,946,754
                                                                    ------------
             Total Energy                                           $ 11,386,197
                                                                    ------------
             Financial - 18.5%
             Banks (Major Regional) - 9.3%
   895,000   Banca Fideuram SpA                                     $  5,131,286
   579,900   Banca Popolare di Milano                                  4,587,419
   197,880   Banco de Santander SA                                     3,624,382
    75,000   Banque Paribas*                                           5,513,058
    75,000   Credit Commercial de France                               5,267,373
    82,520   DePfa-Bank                                                6,525,880
     2,500   Julius Baer Holding AG                                    7,655,132
   120,000   Svenska Handelbanken                                      5,049,638
    65,000   Unidanmark A/S                                            4,953,954
                                                                    ------------
                                                                    $ 48,308,122
                                                                    ------------
             Financial (Diversified) - 0.6%
    70,000   Internationale Nederlanden Groep NV                    $  3,386,221
                                                                    ------------
             Insurance (Life/Health) - 2.1%
   115,000   Mapfre Vida Seguros                                    $  4,563,751
   203,000   Mediolanum SpA                                            5,051,630
    11,200   Union Des Assurance Federal                               1,401,033
                                                                    ------------
                                                                    $ 11,016,414
                                                                    ------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             Insurance (Multi-Line) - 5.5%
    55,000   Axa SA                                                 $  6,216,814
    53,000   Axa Colonia Konzern AG                                    6,111,077
   169,400   Catalana Occidente SA                                     4,497,771
   550,000   Royal & Sun Alliance Insurance Group Plc                  5,058,642
    11,000   Zurich Versicherungsgesellschaft (Registered)*            6,679,702
                                                                    ------------
                                                                    $ 28,564,006
                                                                    ------------
             Investment Management - 1.0%
   672,000   Amvescap Plc                                           $  5,151,554
                                                                    ------------
             Total Financial                                        $ 96,426,317
                                                                    ------------
             Healthcare - 7.9%
             Healthcare (Drugs/Major Pharmaceuticals) - 5.2%
   304,000   Fabrica Espanola de Productos Quimicos y
             Farmaceuticos, SA                                      $  4,586,114
     3,200   Novartis AG                                               5,761,086
       500   Roche Holdings AG                                         5,828,968
   450,000   Smithkline Beecham Plc                                    5,588,818
       910   UCB SA                                                    5,311,217
                                                                    ------------
                                                                    $ 27,076,203
                                                                    ------------
             Healthcare (Medical Products/Supplies) - 2.7%
 1,155,200   Biora AB*+                                             $ 10,062,589
   130,000   Biora AB (A.D.R.)*                                        2,380,625
   800,000   Esaote Biomedica SpA                                      1,783,416
                                                                    ------------
                                                                    $ 14,226,630
                                                                    ------------
             Total Healthcare                                       $ 41,302,833
                                                                    ------------
             Technology - 5.6%
             Communications Equipment - 2.3%
    33,500   Alcatel Alsthom SA                                     $  3,732,339
    70,000   Nokia AB                                                  6,419,214
    76,000   Telefonaktiebolaget LM Ericsson (Series B)                1,713,444
                                                                    ------------
                                                                    $ 11,864,997
                                                                    ------------
             Computers (Networking) - 0.1%
    12,900   Equant NV*                                             $    559,103
                                                                    ------------
             Computers (Software & Services) - 0.5%
     4,025   Ixos Software AG*                                      $    437,368
   450,000   JBA Holdings Plc                                          2,184,309
                                                                    ------------
                                                                    $  2,621,677
                                                                    ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value

             Electronics (Component Distributors) - 0.6%
   460,000   Electrocomponents Plc                                  $  3,033,595
                                                                    ------------
             Electronics (Semiconductors) - 1.0%
    89,000   STMicroelectronics NV*                                 $  5,446,462
                                                                    ------------
             Services (Computer Systems) - 1.1%
   135,000   Getronics NV                                           $  5,598,662
                                                                    ------------
             Total Technology                                       $ 29,124,496
                                                                    ------------
             Transportation - 1.1%
             Railways - 1.1%
 1,417,740   Stagecoach Holdings Plc                                $  5,505,390
                                                                    ------------
             Total Transportation                                   $  5,505,390
                                                                    ------------
             Utilities - 6.5%
             Electric Companies - 2.4%
   250,000   Endesa SA                                              $  6,300,582
   650,000   Scottish Power Plc                                        6,375,504
                                                                    ------------
                                                                    $ 12,676,086
                                                                    ------------
             Power Producers - 1.0%
 3,571,000   AEM SpA*                                               $  4,857,022
                                                                    ------------
             Water Utilities - 3.1%
   105,000   Aguas De Barcelona                                     $  5,598,112
    30,000   Suez Lyonnaise Des Eaux                                   5,372,667
   350,000   United Utilities Plc                                      5,120,154
                                                                    ------------
                                                                    $ 16,090,933
                                                                    ------------
             Total Utilities                                        $ 33,624,041
                                                                    ------------
             Total Common Stocks
             (Cost $436,633,157)                                    $466,803,329
                                                                    ------------
             RIGHTS & WARRANTS - 0.1%
   105,000   Aguas De Barcelona, 11/20/98*                          $     52,179
    60,000   Banca Popolare di Bergamo, 3/31/04*                         177,488
                                                                    ------------
             Total Rights & Warrants
             (Cost $53,079)                                         $    229,667
                                                                    ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $441,456,883)(a)                                 $473,439,576
                                                                    ------------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Value

             TEMPORARY CASH INVESTMENTS - 9.0%
             Commercial Paper - 9.0%
$18,775,000  American Express Credit Corp., 5.35%, 11/2/98          $ 18,775,000
 13,000,000  Citigroup Inc., 5.5% 11/3/98                             13,000,000
 14,771,000  Household Finance Corp., 5.5%, 11/4/98                   14,771,000
                                                                    ------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $46,546,000)                                     $ 46,546,000
                                                                    ------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENTS - 100%
             (Cost $488,002,883)(b)                                 $519,985,576
                                                                    ============

*   Non-income producing security.

+ Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
    United Kingdom                              21.7%
    Germany                                     16.3
    France                                      14.4
    Switzerland                                 10.9
    Italy                                        9.7
    Spain                                        8.3
    Netherlands                                  4.9
    Sweden                                       4.5
    Denmark                                      2.4
    Finland                                      2.2
    Belgium                                      2.0
    Portugal                                     1.7
    Others (individually less than 1%)           1.0
                                               -----
                                               100.0%
                                               =====

(b) At October 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $488,607,652 was as follows:

    Aggregate gross unrealized gain for all investments
     in which there is an excess of value over tax cost            $ 76,190,179
    Aggregate gross unrealized loss for all investments
     in which there is an excess of tax cost over value             (44,812,255)
                                                                   ------------
    Net unrealized gain                                            $ 31,377,924
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1998, aggregated $418,386,421 and $133,656,929, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including
    temporary cash investments of $46,546,000)
    (cost $488,002,883)                                             $519,985,576
  Cash                                                                       577
  Foreign currencies, at value                                         1,060,459
  Receivables -
    Investment securities sold                                         1,378,258
    Fund shares sold                                                   3,494,893
    Dividends, interest and foreign taxes withheld                       696,543
    Forward foreign currency settlement hedge contracts - net              1,074
  Other                                                                    4,036
                                                                    ------------
      Total assets                                                  $526,621,416
                                                                    ------------

LIABILITIES:
  Payables -
    Investment securities purchased                                 $ 27,345,899
    Fund shares repurchased                                              563,434
  Due to affiliates                                                      736,199
  Accrued expenses                                                       133,417
                                                                    ------------
      Total liabilities                                             $ 28,778,949
                                                                    ============

NET ASSETS:
    Paid-in capital                                                 $452,699,109
    Accumulated undistributed net investment income                    1,023,223
    Accumulated undistributed net realized gain on
      investments and foreign currency transactions                   12,106,600
    Net unrealized gain on investments                                31,982,693
    Net unrealized gain on forward foreign currency
      contracts and other assets and liabilities
      denominated in foreign currencies                                   30,842
                                                                    ------------
      Total net assets                                              $497,842,467
                                                                    ============

Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $315,308,505/10,556,866 shares)                 $      29.87
                                                                    ============
  Class B (based on $135,534,605/4,707,598 shares)                  $      28.79
                                                                    ============
  Class C (based on $39,261,137/1,369,520 shares)                   $      28.67
                                                                    ============
  Class Y (based on $7,738,220/258,785 shares)                      $      29.90
                                                                    ============
Maximum Offering Price:

  Class A                                                           $      31.69
                                                                    ============


 The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/98

INVESTMENT INCOME:

  Dividends (net of foreign taxes withheld
    of $490,787)                                      $ 6,125,830
  Interest                                              1,243,755
                                                      -----------
      Total investment income                                       $ 7,369,585
                                                                    -----------
EXPENSES:
  Management fees                                     $ 3,506,082
  Transfer agent fees
    Class A                                               431,133
    Class B                                               211,021
    Class C                                                37,640
    Class Y                                                   142
  Distribution fees
    Class A                                               639,637
    Class B                                               870,504
    Class C                                               204,848
  Accounting                                               95,295
  Custodian fees                                          276,523
  Registration fees                                        69,350
  Professional fees                                        66,115
  Printing                                                 24,071
  Fees and expenses of nonaffiliated trustees              21,897
  Miscellaneous                                            28,213
                                                      -----------
      Total expenses                                                $ 6,482,471
      Less fees paid indirectly                                        (163,330)
                                                                    -----------
      Net expenses                                                  $ 6,319,141
                                                                    -----------
         Net investment income                                      $ 1,050,444
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                       $12,168,065
    Forward foreign currency contracts
      and other assets
      and liabilities denominated
      in foreign currencies                               (13,714) $ 12,154,351
                                                      -----------  ------------
  Change in net unrealized gain from:
    Investments                                      $(16,508,720)
    Forward foreign currency contracts
      and other assets
      and liabilities denominated
      in foreign currencies                                27,047  $(16,481,673)
    Net loss on investments and foreign currency     ------------  ------------
      transactions                                                 $ (4,327,322)
                                                                   ------------
         Net decrease in net assets
           resulting from operations                               $ (3,276,878)
                                                                   ============


18  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/98 and 10/31/97

                                                      Year Ended     Year Ended
                                                       10/31/98       10/31/97

FROM OPERATIONS:
Net investment income                               $  1,050,444   $     65,440
Net realized gain on investments
  and foreign currency transactions                   12,154,351     11,830,813
Change in net unrealized gain on investments
  and foreign currency transactions                  (16,481,673)    28,225,699
                                                    -------------  -------------
    Net increase (decrease) in net assets resulting
      from operations                               $ (3,276,878)  $ 40,121,952
                                                    -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
  Class A ($0.00 and $0.22 per share, respectively) $         --   $   (956,926)
  Class B ($0.00 and $0.11 per share, respectively)           --       (105,769)
  Class C ($0.00 and $0.20 per share, respectively)           --        (13,921)

Net realized gain:
  Class A ($1.55 and $1.58 per share, respectively)   (8,775,752)    (6,974,917)
  Class B ($1.55 and $1.58 per share, respectively)   (2,579,252)    (1,552,623)
  Class C ($1.55 and $1.58 per share, respectively)     (378,222)      (110,662)
                                                    -------------  -------------
    Total distributions to shareholders             $(11,733,226)  $ (9,714,818)
                                                    -------------  -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                    $643,617,168   $125,553,018
Reinvestment of distributions                         10,774,515      9,105,491
Cost of shares repurchased                          (342,543,555)   (85,380,022)
                                                    -------------  -------------
    Net increase in net assets resulting from
       fund share transactions                      $311,848,128   $ 49,278,487
                                                    -------------  -------------
    Net increase in net assets                      $296,838,024   $ 79,685,621

NET ASSETS:
Beginning of year                                    201,004,443    121,318,822
                                                    -------------  -------------
End of year (including accumulated
  undistributed net investment income of
      $1,023,223 and $18,964, respectively)         $497,842,467   $201,004,443
                                                    ============   ============


 The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 10/31/98 and 10/31/97


Class A              '98 Shares       '98 Amount   '97 Shares       '97 Amount
Shares sold          13,160,674    $ 422,013,822    3,641,336      $ 92,409,000
Reinvestment of
  distributions         308,498        8,233,806      338,436         7,526,823
Less shares
  repurchased        (8,428,265)    (264,240,423)  (2,760,613)      (71,517,391)
                     ----------    -------------   ----------      ------------
    Net increase      5,040,907    $ 166,007,205    1,219,159      $ 28,418,432
                     ==========    =============   ==========      ============
Class B
Shares sold           4,459,295    $ 140,928,732    1,134,352      $ 28,009,864
Reinvestment of
  distributions          87,112        2,257,941       68,391         1,490,927
Less shares
  repurchased        (1,419,146)     (42,296,605)    (511,877)      (13,113,393)
                     ----------    -------------   ----------      ------------
    Net increase      3,127,261    $ 100,890,068      690,866      $ 16,387,398
                     ==========    =============   ==========      ============

Class C
Shares sold           2,318,898    $  72,082,438      207,616      $  5,134,154
Reinvestment of
  distributions          10,969          282,768        4,049            87,741
Less shares
  repurchased        (1,194,746)     (35,901,342)     (29,057)         (749,238)
                     ----------    -------------   ----------      ------------
    Net increase      1,135,121    $  36,463,864      182,608      $  4,472,657
                     ==========    =============   ==========      ============

Class Y*
Shares sold             262,130    $   8,592,176
Less shares
  repurchased            (3,345)        (105,185)
                     ----------    -------------
    Net increase        258,785    $   8,486,991
                     ==========    =============

* Class Y shares were first publicly offered on July 2, 1998.

20  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                Year Ended     Year Ended     Year Ended      Year Ended       Year Ended
                                 10/31/98       10/31/97       10/31/96       10/31/95(a)       10/31/94
CLASS A
Net asset value,
  beginning of year              $  27.60        $ 23.25        $ 21.19         $ 19.91          $ 17.73
                                 --------        -------        -------         -------          -------
Increase from investment
  operations:
  Net investment income          $   0.10        $  0.04        $  0.11         $  0.12          $  0.10
  Net realized and unrealized
    gain on investments
    and foreign currency
    transactions                     3.72           6.11           3.38            2.57             2.65
                                 --------       --------        -------         -------          -------
      Net increase from
        investment operations    $   3.82       $   6.15        $  3.49         $  2.69          $  2.75
Distributions to shareholders:
  Net investment income               --           (0.22)           --            (0.01)           (0.31)
  Net realized gain                 (1.55)         (1.58)         (1.43)          (1.40)           (0.26)
                                 --------       --------        -------         -------          -------
Net increase in net
  asset value                    $   2.27       $   4.35        $  2.06         $  1.28          $  2.18
                                 --------       --------        -------         -------          -------
Net asset value, end of year     $  29.87       $  27.60        $ 23.25         $ 21.19          $ 19.91
                                 ========       ========        =======         =======          =======
Total return*                       14.51%         28.30%         17.80%          15.12%           15.97%
Ratio of net expenses to
  average net assets                 1.54%+         1.78%+         1.94%+          1.76%+           1.86%
 Ratio of net investment income
  to average net assets              0.47%+         0.19%+         0.57%+          0.59%+           0.28%
Portfolio turnover rate                39%            32%            56%             62%             100%
Net assets, end of year
  (in thousands)                 $315,309       $152,267        $99,915         $78,505          $67,375
Ratios assuming no waiver
  of management fees by
  PIM and no reduction
  for fees paid indirectly:
    Net expenses                     1.54%          1.78%          2.00%           2.10%            2.48%
    Net investment income (loss)     0.47%          0.19%          0.51%           0.25%           (0.34)%
Ratios assuming waiver of
  management fees by
  PIM and reduction for
  fees paid indirectly:
    Net expenses                     1.49%          1.77%          1.93%           1.75%             --
    Net investment income            0.52%          0.20%          0.58%           0.60%             --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.  21

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  10/31/98
--------------------------------------------------------------------------------

                                Year Ended     Year Ended     Year Ended      Year Ended       4/4/94 to
                                10/31/98(a)     10/31/97       10/31/96       10/31/95(a)       10/31/94
CLASS B
Net asset value,
  beginning of period            $  26.88        $ 22.74        $ 20.92         $ 19.80          $ 17.96
                                 --------        -------        -------         -------          -------
Increase (decrease) from
  investment operations:
  Net investment income (loss)   $  (0.09)       $ (0.10)       $ (0.04)        $ (0.02)         $  0.01
  Net realized and unrealized
    gain on investments
    and foreign currency
    transactions                     3.55           5.93           3.29            2.56             1.88
                                 --------        -------        -------         -------          -------
  Net increase from investment
    operations                   $   3.46        $  5.83        $  3.25         $  2.54          $  1.89
Distributions to shareholders:
  Net investment income               --           (0.11)           --            (0.02)           (0.05)
  Net realized gain                 (1.55)         (1.58)         (1.43)          (1.40)             --
                                 --------        -------        -------         -------          -------
Net increase in net
  asset value                    $   1.91        $  4.14        $  1.82         $  1.12          $  1.84
                                 --------        -------        -------         -------          -------
Net asset value,
  end of period                  $  28.79        $ 26.88        $ 22.74         $ 20.92          $ 19.80
                                 ========        =======        =======         =======          =======
Total return*                       13.50%         27.35%         16.82%          14.43%           10.55%
Ratio of net expenses
  to average net assets              2.35%+         2.57%+         2.76%+          2.49%+           2.47%**
Ratio of net investment
  loss to average net assets        (0.34)%+       (0.55)%+       (0.23)%+        (0.13)%+         (0.75)%**
Portfolio turnover rate                39%            32%            56%             62%             100%
Net assets, end of
  period (in thousands)          $135,535        $42,472        $20,228         $ 8,826          $ 3,037
Ratios assuming no waiver
  of management fees
  by PIM and no reduction
  for fees paid indirectly:
    Net expenses                     2.35%          2.57%          2.80%           2.85%            2.95%**
    Net investment loss             (0.34)%        (0.55)%        (0.27)%         (0.49)%          (1.23)%**
Ratios assuming waiver
  of management fees by
  PIM and reduction for
  fees paid indirectly:
    Net expenses                     2.31%          2.55%          2.74%           2.46%             --
    Net investment loss             (0.30)%        (0.53)%        (0.21)%         (0.10)%            --

(a) The per share data presented above is based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


22  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                      Year Ended    Year Ended     1/31/96 to
                                      10/31/98(a)   10/31/97(a)     10/31/96
CLASS C
Net asset value, beginning
  of period                             $ 26.73       $ 22.69        $ 19.92
                                        -------       -------        -------
Increase (decrease) from
  investment operations:
  Net investment loss                   $ (0.04)      $ (0.12)       $   --
  Net realized and unrealized
    gain on investments and
    foreign currency transactions          3.53          5.94           2.77
                                        -------       -------        -------
  Net increase from investment
    operations                          $  3.49       $  5.82        $  2.77
Distributions to shareholders:
  Net investment income                     --          (0.20)           --
  Net realized gain                       (1.55)        (1.58)           --
                                        -------       -------        -------
Net increase in net
  asset value                           $  1.94       $  4.04        $  2.77
                                        -------       -------        -------
Net asset value, end
  of period                             $ 28.67       $ 26.73        $ 22.69
                                        =======       =======        =======
Total return*                             13.70%        27.47%         13.91%
Ratio of net expenses
  to average net assets                    2.28%+        2.49%+         2.74%**+
Ratio of net investment
  loss to average net assets              (0.20)%+      (0.52)%+        0.00%**+
Portfolio turnover rate                      39%           32%            56%
Net assets, end of
  period (in thousands)                 $39,261       $ 6,266        $ 1,175
Ratios assuming no waiver
  of management fees by PIM
  and no reduction for fees
  paid indirectly:
    Net expenses                           2.28%         2.49%          2.75%**
    Net investment loss                   (0.20)%       (0.52)%        (0.01)%**
Ratios assuming waiver of
  management fees by PIM
  and reduction for
  fees paid indirectly:
    Net expenses                           2.22%         2.46%          2.71%**
    Net investment income (loss)          (0.14)%       (0.49)%         0.03%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.   23

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                                    7/2/98 to
                                                                    10/31/98
CLASS Y (a)
Net asset value, beginning of period                                 $ 34.63
                                                                     -------
Increase (decrease) from investment operations:
  Net investment income                                              $  0.07
  Net realized and unrealized loss on investments
    and foreign currency transactions                                  (4.80)
                                                                     -------
Net decrease in net asset value                                      $ (4.73)
                                                                     -------
Net asset value, end of period                                       $ 29.90
                                                                     =======
Total return*                                                         (13.66)%
Ratio of net expenses to average net assets                             1.12%**+
Ratio of net investment income to average net assets                    0.95%**+
Portfolio turnover rate                                                   39%
Net assets, end of period (in thousands)                             $ 7,738
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                          1.11%**
  Net investment income                                                 0.96%**

(a) Class Y shares were first publicly offered on July 2, 1998.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


24  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on July 2, 1998. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                               (continued)
--------------------------------------------------------------------------------

   the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific invest-

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   ment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of October 31, 1998, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $25,037,177 and $25,036,103, respectively, resulting in a net receivable of $1,074 as of October 31, 1998.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1998, the Fund has reclassified $46,185 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                               (continued)
--------------------------------------------------------------------------------

   In order to comply with federal income tax regulations, the Fund has designated $12,772,834 as a capital gain dividend for the purposes of the dividend paid deduction.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $365,139 in underwriting commissions on the sale of fund shares during the year ended October 31, 1998.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1998, $486,647 was payable to PIM related to management fees and administrative services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $58,059 in transfer agent fees payable to PSC at October 31, 1998.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $191,493 in distribution fees payable to PFD at October 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                               (continued)
--------------------------------------------------------------------------------

that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1998, CDSCs in the amount of $202,834 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $163,330 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended October 31, 1998, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1998:

--------------------------------------------------------------------------------
Affiliates            Purchases       Sales         Income            Value
--------------------------------------------------------------------------------
Biora AB              $8,314,472        --            --            $10,062,589
--------------------------------------------------------------------------------

Pioneer Europe Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of October 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1998

Pioneer Europe Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Patrick M. Smith, Vice President
John W. Kendrick                      John A. Boynton, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
A SALUTE TO PIONEER FUND
--------------------------------------------------------------------------------

                               HAPPY 70th BIRTHDAY
                                  PIONEER FUND
                                     [LOGO]

This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.

In 1928, Pioneer Fund became the fourth mutual fund created.

Pioneer Fund has gone to work for its shareowners everyday for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.

For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic, and the needs of our shareowners.

Every day, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.

For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money.

Class B and C Shares have been available since 7/1/96. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

   Growth Funds                                Income Funds
   United States                               Taxable
   Pioneer Capital Growth Fund                 Pioneer America Income Trust
   Pioneer Growth Shares                       Pioneer Bond Fund
   Pioneer Micro-Cap Fund                      Pioneer Short-Term Income Trust
   Pioneer Mid-Cap Fund
   Pioneer Small Company Fund                  Tax-Free
   Pioneer Intermediate                        Tax-Free Fund

   International/Global                        Pioneer Tax-Free Income Fund
   Pioneer Emerging Markets Fund
   Pioneer Europe Fund                         Money Market Fund
   Pioneer Gold Shares                         Pioneer Cash Reserves Fund
   Pioneer Indo-Asia Fund
   Pioneer International Growth Fund
   Pioneer World Equity Fund

   Growth and Income Funds
   Pioneer Balanced Fund
   Pioneer Equity-Income Fund
   Pioneer Fund
   Pioneer Real Estate Shares
   Pioneer II

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFonesm for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]           Pioneer Investment              1298-5785
PIONEER             Management, Inc.         (c) Pioneer Funds Distributor, Inc.
                 60 State Street                 Printed on Recycled Paper
                 Boston, Massachusetts 02109
                 www.pioneerfunds.com